UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017 (September 28, 2017)

BIOSOLAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54819	20-4754291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27936 Lost Canyon Road, Suite 202, Santa Clarita, CA 91387

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (661) 251-0001

Copies to:

Gregory Sichenzia, Esq.

Marcelle S. Balcombe, Esq.

Sichenzia Ross Friedman Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amended current report on Form 8-K is being filed to amend the registrant’s current report on Form 8-K filed on October 3, 2017(the “Original 8-K”). This amendment No.1 to the Original 8-K is being filed solely for the purpose of filing as Exhibit 10.1 the Exclusive License Agreement dated September 28, 2017, subject of the Original 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2017 (the “Effective Date”), BioSolar, Inc. (the “Company”) entered into an Exclusive License Agreement (the “Agreement”) with North Carolina Agricultural and Technical State University (the “University”) related to the use of the University’s intellectual property in the Company’s business of developing, producing and marketing lithium-ion batteries.

Within thirty (30) days after the Effective Date, the Company shall pay to the University a one-time, non-refundable license fee in the sum of Fifteen Thousand Dollars (US $15,000.00). Pursuant to the terms of the Agreement, the Company is obligated to pay all costs of preparing, filing, prosecution, issuance and maintenance related to the patents underlying the intellectual property licensed by the Company. In addition, the Company is obligated to make certain royalty payments and sub-licensing fees.

Unless earlier terminated in accordance with the Agreement, the term of the Agreement shall commence on the Effective Date and shall expire on a country-by-country and licensed product-by-licensed product basis. Notwithstanding the foregoing, the University may, by written notice to the Company, terminate the Agreement during any April after the one year anniversary of the Effective Date, if the Company, its affiliates, sublicensees, or any contractors of any of the foregoing have not practiced the invention during the calendar year which precedes such April.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Exclusive License Agreement dated September 28, 2017 (confidential treatment has been requested for a portion of this document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSOLAR, INC.

Date: November 17, 2017	/s/ David Lee
David Lee
Chief Executive Officer

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